EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of July 24, 2006 (“Amendment”), to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, and as further amended, modified and supplemented from time to time (the “Purchase and Servicing Agreement”), between GOLDMAN SACHS MORTGAGE COMPANY (the “Purchaser”) and NATIONAL CITY MORTGAGE CO. (the “Company”).

RECITALS

WHEREAS, the parties hereto have entered into the Purchase and Servicing Agreement;

WHEREAS, the parties hereto desire to modify the Purchase and Servicing Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Purchase and Servicing Agreement are used herein as therein defined.

2. Amendments.

(a) Amendment of the Definition of High Cost Loan. Section 1 of the Purchase and Servicing Agreement is hereby amended by deleting the definition of “High Cost Loan” therein in its entirety and replacing it with the following definition:

“High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) with an “annual percentage rate” or total “points and fees” payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. § 226.32(a)(1)(i) and (ii), (c) classified as a “high cost home,” “threshold,” “covered,” “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.”

(b) Amendment of Compliance with Applicable Laws Representation. Subsection 3.2(ix) of the Purchase and Servicing Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following sentence:

“Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, predatory, abusive and fair lending laws, equal credit opportunity and disclosure laws or unfair and deceptive practices laws applicable to the Mortgage Loan including, without limitation, any provisions relating to prepayment penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Company shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements.”

(c) Amendment of Location and Type of Property Representation. Subsection 3.2(x) of the Purchase and Servicing Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following sentence:

“With respect to any Mortgage Loan secured by a Mortgaged Property improved by manufactured housing, (i) the related manufactured housing unit is permanently affixed to the land, (ii) the related manufactured housing unit and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming the Company as mortgagee, (iii) the related Mortgaged Property is not located in the state of New Jersey and (iv) as of the origination date of the related Mortgage Loan, the related manufactured housing unit that secures such Mortgage Loan either: (x) was the principal residence of the Mortgagor or (y) was classified as real property under applicable state law.”

(d) Amendment of Prepayment Penalty Representation. Subsection 3.2(xliii) of the Purchase and Servicing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Prepayment Penalties.

The Mortgage Loan is subject to a prepayment penalty as provided in the related Mortgage Note and rider except as set forth on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Company for the benefit of the Purchaser, and each prepayment penalty is permitted pursuant to federal, state and local law. Each such prepayment penalty is in an amount not more than the maximum amount permitted under applicable law and no such prepayment penalty may provide for a term in excess of five (5) years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note unless the Mortgage Loan was modified to reduce the prepayment period to no more than three (3) years from the date of such Mortgage Loan and the Mortgagor was notified in writing of such reduction in prepayment penalty period. With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty (ii) prior to the Mortgage Loan’s origination the Mortgagor was offered, the option of obtaining a mortgage loan that did not require payment of such a penalty and (iii) the prepayment penalty was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law. This representation and warranty is a Deemed Material Breach Representation;”

(e) Amendment of Origination Practices Representation. Subsection 3.2(xlvi) of the Purchase and Servicing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Origination Practices.

The Mortgagor was not encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan’s requirements and the Mortgagor’s credit history, income, assets, and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration. This representation and warranty is a Deemed Material Breach Representation;”

(f) Amendment of Underwriting Methodology Representation. Subsection 3.2(xlvii) of the Purchase and Servicing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Underwriting Methodology

The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor’s income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;”

(g) Amendment of Points and Fees Representation. Subsection 3.2(xlviii) of the Purchase and Servicing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Points and Fees

No Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such Mortgage Loan. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Guides and “points and fees” (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges which miscellaneous fees and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. This representation and warranty is a Deemed Material Breach Representation;”

(h) Amendment of Second Lien Mortgage Loan Representation. Subsection 3.2(l) of the Purchase and Servicing Agreement is hereby amended by deleting clause (5) of the first sentence thereof in its entirety and replacing it with the following clause:

“(5) the related Mortgaged Property was the Mortgagor’s principal residence.”

3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

COMPANY:

NATIONAL CITY MORTGAGE CO.

By:
Name: Title:

PURCHASER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By: Goldman Sachs Real Estate Funding Corp., a New York corporation, its General Partner

By:
Name: Title: